UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

FACTSET RESEARCH SYSTEMS INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FACTSET RESEARCH SYSTEMS INC.

601 MERRITT 7, NORWALK, CT 06851

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on Tuesday, December 18, 2007

•

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The proxy materials listed below are available at http://mellon.mobular.net/mellon/FDS.

•

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 11, 2007 to facilitate timely delivery.

Dear Stockholder:

The Fiscal 2007 Annual Meeting of Stockholders of FactSet Research Systems Inc. (the “Company”) will be held at the Company headquarters, 601 Merritt 7, Norwalk , CT 06851 on Tuesday, December 18, 2007 at 2:00 p.m. Eastern Standard Time.

Proposals to be considered at the Annual Meeting:

(1)	To elect four directors to the Board of Directors, each for a three-year term.

(2)	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2008.

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on October 19, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting at which you may vote in person. Directions to attend the meeting where you may vote in person can be found on our website, www.factset.com.

The following Proxy Materials are available for you to review online at: http://mellon.mobular.net/mellon/FDS

•	the Company’s Fiscal 2007 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the year ended August 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688), or you may request a paper copy by email at shrrelations@mellon.com, or by logging onto http://mellon.mobular.net/mellon/FDS.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for FDS are available to review at:

http://mellon.mobular.net/Mellon/FDS

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.